July 21, 2015

DEUTSCHE X-TRACKERS HARVEST CSI 300 CHINA A-SHARES ETF

DEUTSCHE X-TRACKERS HARVEST CSI 500 CHINA A-SHARES SMALL CAP ETF

(THE “FUNDS”)

Supplement to the Currently Effective Summary Prospectus, Prospectus and SAI

The following information supplements and supersedes any contrary information contained in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

Effective July 20, 2015, Zongting Zhao, Portfolio Manager with Harvest Global Investments Limited (“Harvest”) will serve as the primary portfolio manager for the Funds.

Mr. Zhao joined Harvest in 2015 as a portfolio manager for passive strategy. From 2008 until joining Harvest, Mr. Zhao was an index analyst in the Quantitative Department and a product manager in the Research and Development Department of China Asset Management Co., Ltd. Mr. Zhao hold a Masters of Finance from the University of International Business and Economics and is a Chartered Financial Analyst and Financial Risk Manager charterholder.

The following information supplements and supersedes any contrary information contained in the section of the Statement of Additional Information entitled “Investment Advisory, Sub-Advisory, Administrative and Distribution Services—Portfolio Managers.—Certain Portfolio Manager Information”:

The tables below shows the number of other accounts managed by the Portfolio Manager and the total assets in the accounts, as of July 1, 2015, except as otherwise noted, in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed (in millions)	Other Pooled Investment Vehicles	Total Assets Managed (in millions)	Other Accounts	Total Assets Managed (in millions)
Zongting Zhao	6	$ 1,120	0	$ 0		$ 1,120

Primary Portfolio Manager	Number of Accounts Subject to Performance Fees	Total Assets of Accounts (in millions)
Zongting Zhao	0	0

As of the date of this supplement, the Portfolio Manager beneficially owned no shares of the Fund.

Jiayin Liu will serve as an additional and backup portfolio manager.

Please retain this supplement for future reference.